UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2007

HAPC, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51902	20-3341405
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Madison Avenue

New York, New York 10017

(Address of Principal Executive Offices)(Zip Code)

(212) 418-5070

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed as Amendment No. 2 to the Current Report on Form 8-K which was filed by HAPC, INC. (the “Company”) with the Securities and Exchange Commission on April 26, 2006. The Company is filing this Amendment No. 2 to Form 8-K to restate its audited balance sheet as of April 18, 2006 and related statements of operations, stockholders equity (deficit) and cash flows for the periods from January 1, 2006 to April 18, 2006, and from August 15, 2005 (inception) to April 18, 2006.

The Company’s financial statements referenced above are restated to reflect gains and losses related to the warrants to purchase common stock associated with the units sold in connection with the Company’s initial public offering in April 2006 and the partial exercise of the underwriter’s over allotment option in May 2006. The Company had previously classified the value of these warrants to purchase common stock as equity. The Company has determined that these warrants should have been classified as liabilities and, therefore, the fair value of each warrant must be recorded as a liability on the Company’s balance sheet. Subsequent changes in the fair values of these warrants results in adjustments to the amount of the recorded liability, and the corresponding gain or loss recorded in the Company’s statement of operations. At the date of the conversion of each warrant or portion thereof (or exercise of the warrants or portion thereof, as the case may be), the corresponding liability will be reclassified to equity.

This Amendment No. 2 to Form 8-K amends and restates only Exhibit 99.1 of Item 9.01 in this Current Report on Form 8-K as a result of the current restatements described above.

In connection with this Amendment No. 2 to Form 8-K, the Company will file Amendment No. 2 to its Form 10-Q/A for the quarter ended June 30, 2006 with restated unaudited interim financial statements for the six months ended June 30, 2006 and an amendment to its Form 10-Q for the quarter ended September 30, 2006 with restated unaudited interim financial statements for the nine months ended September 30, 2006.

Item 8.01 Other Events

Attached hereto as Exhibit 99.1 are audited financial statements of the Company (formerly Healthcare Acquisition Partners Corp.) as of April 18, 2006 reflecting receipt of the Company’s initial public offering proceeds of $100,000,002.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Audited Financial Statements

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAPC, INC.

By:	/s/ Erin S. Enright
Name:	Erin S. Enright
Title:	Chief Financial Officer

Dated: February 14, 2007

Exhibit Index

Exhibit No.	Description
99.1	Audited Financial Statements